Restructuring Charges	9 Months Ended
Sep. 30, 2022
Restructuring Charges [Abstract]
Restructuring Charges
12.
Restructuring Charges

During the fourth quarter of 2021, the Company undertook a detailed strategic review of its programs and operations. On December 13, 2021, the Company announced its intention to reduce expenses and extend its existing cash runway through a prioritization of its programs and an approximately 25% reduction in workforce.

The Company recorded $2.4 million of charges relating to one-time employee termination benefits resulting from the workforce reduction in the fourth quarter of 2021, which were recognized as operating expenses.

The liabilities recorded in connection with the restructuring charges are summarized as follows (in thousands):

Nine Months Ended September 30, 2022
Accrued restructuring charges at beginning of period	$2,362
Severance payments	(2,374)
Additional restructuring charges	11
Accrued restructuring charges at end of period	$—